Parnassus Funds Quarterly Report

March 31, 2020

Parnassus FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Endeavor FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (www.parnassus.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-999-3505 or by sending an email request to shareholder@parnassus.com.

You may elect to receive all future reports in paper copies free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 800-999-3505 or send an email request to shareholder@parnassus.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper copies of reports will apply to all funds held in your account if you invest through your financial intermediary.

This report must be preceded or accompanied by a current fund prospectus.

Mutual fund investing involves risk, including the potential for loss of principal. There are no assurances the Fund’s investments objectives and ESG strategies will be successful.

Quarterly Report • Q1 2020

May 1, 2020

Dear Shareholder,

In these difficult times, our first concern is for the physical and emotional health of you and your family. As challenging as the financial impact of the pandemic has been, especially for the unemployed and furloughed, health is foremost in our thoughts and prayers. Because of this, I want to give thanks, on behalf of everyone at Parnassus, to the health care workers who stand in way for humanity’s sake. We’re also thankful for people who are bravely risking their well-being in jobs we might not normally think of as heroic, like the grocery store clerks, warehouse sorters and delivery drivers who are making life as comfortable as possible for those of us sheltering in place.

Thankfully, everyone at Parnassus is healthy, and the firm is operating well given the circumstances. We have a robust business continuity plan, designed with earthquakes and wildfires in mind, which has held up to this unexpected threat. We have a limited number of staff in the office to process orders and perform other essential tasks. They are there for you, so please don’t hesitate to reach out to our shareholder services team as you normally would. I’m confident that you’ll receive excellent service. In addition, we’re periodically sharing our view of financial markets on our website. I encourage you to visit www.parnassus.com for the latest communication.

Our investment team, of which I’m a member, is working overtime to position our funds to potentially withstand any further market drops, while at the same time being ready for the eventual rebound. It’s impossible to know how long our economy will be laid low by the novel coronavirus, and what lasting effects it will leave on consumption and production. All we can do as investors is to analyze a wide range of potential outcomes, and select securities that we think offer the best risk-reward tradeoffs. While we are certain to make mistakes, we’re doing our best to make the right decision more often than not. We’re invested alongside you, and we care very much about your investment in the Parnassus Funds. Thank you for your trust and be well.

Sincerely,

Benjamin E. Allen

President and CEO

Quarterly Report • Q1 2020

Parnassus Fund

Ticker: Investor Shares – PARNX

Ticker: Institutional Shares – PFPRX

As of March 31, 2020, the net asset value (“NAV”) of the Parnassus Fund – Investor Shares was $40.54, resulting in a loss of 19.68% for the first quarter. This compares to a decline of 19.60% for the S&P 500 Index (“S&P 500”) and a loss of 22.22% for the Lipper Multi-Cap Core Funds Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”).

Below is a table that summarizes the performance of the Parnassus Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods ended March 31, 2020.

Parnassus Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2020

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fund – Investor Shares	-9.46	1.32	3.87	9.58	0.84	0.84

Parnassus Fund – Institutional Shares	-9.34	1.47	4.02	9.65	0.68	0.68

S&P 500 Index	-6.98	5.10	6.73	10.53	NA	NA

Lipper Multi-Cap Core Funds Average	-11.88	1.49	3.12	8.00	NA	NA

* For this report, we will quote total return to the portfolio, which includes price change and dividends.

The average annual total return for the Parnassus Fund – Institutional Shares from commencement (April 30, 2015) was 4.09%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2020, Parnassus Investments has contractually agreed to limit total operating expenses to 0.84% of net assets for the Parnassus Fund – Investor Shares and to 0.68% of net assets for the Parnassus Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2021, and may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

The Parnassus Fund dropped 19.68% for the quarter, narrowly trailing the S&P 500, which had its worst quarterly decline since 2008, by 8 basis points. (One basis point is 1/100th of one percent.) Sector allocations had a positive impact on our relative performance, with the most meaningful contributor being our zero-weighting of the Energy sector, the worst-performing sector this quarter. However, stock selection weighed on performance, as we had three stocks that subtracted at least 125 basis points from the Fund’s return.

Our worst performer was food distributor Sysco, which cut 178 basis points from the Fund’s return, as the total return to our average selling price was negative 56.3%.* The company is at the epicenter of COVID-19’s impact on the U.S. economy, with the majority of Sysco’s restaurant, hotel, travel and educational customers closed for an indefinite amount of time. Investor sentiment soured as the headlines regarding mandatory restaurant closures increased. We exited our position as the range of outcomes became too wide.

Hologic, a medical technology company focused on improving women’s health, subtracted 127 basis points from the Fund’s return, as the total return to our average selling price was negative 21.8%. The stock fell because people are deferring elective procedures and hospitals are delaying expensive machine purchases. We sold our position during the quarter due to our concern that growth will slow as the upgrade cycle to 3D mammography machines in the U.S. has largely played out.

Private-label credit card issuer Alliance Data cut 125 basis points from the Fund’s return, as the total return to our average selling price was negative 63.8%. We

Quarterly Report • Q1 2020

exited our position during the quarter because we expect that rising unemployment claims will lead to a jump in credit losses.

Our best performer during the quarter was NVIDIA, the leading provider of graphics processing units (GPUs). The stock generated a total return of 12.1% and contributed 50 basis points to the Fund’s return. NVIDIA delivered impressive growth in its data center segment and provided strong forward guidance despite COVID-19 headwinds. Management also noted improving demand visibility, a notable shift from prior commentary.

IDEXX Laboratories, the leading diagnostics company for pets, added 30 basis points to the Fund’s return, as the stock’s total return from our average purchase price was 21.2%. We invested in the middle of March when the stock market was selling off, and quickly saw IDEXX’s stock move higher as the market rallied at the end of the quarter. We’re excited that we had the opportunity to purchase this fantastic business when it was on sale. IDEXX is the industry’s innovation leader and we think the stock can compound value over time as the company benefits from growing diagnostics utilization and expansion overseas.

Transportation provider FedEx contributed 17 basis points to the Fund’s return even though the stock’s total return was negative 19.4%, because we increased our position on weakness during the quarter. The shares fell to begin the quarter as the global economic slowdown curtailed freight shipments. However, the stock turned higher in March when air cargo surged in China as shippers grappled with disrupted supply chains and a sudden resumption in demand as the economy began to reopen. China is the first country to begin to recover from the virus, and the surge in air cargo could be a leading indicator for the rest of the world. As the global leader in air cargo, FedEx will be the biggest beneficiary.

Outlook and Strategy

The S&P 500 suffered its worst quarter since 2008, falling by 20% as the coronavirus spread globally, infecting over one million people as of this writing. Our thoughts go out to any fundholders who have been impacted by this terrible disease, and we want to share our sincere gratitude to the health care providers and public safety officials working to protect us. To arrest the contagion, extreme social distancing and “shelter in

Parnassus Fund

as of March 31, 2020

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

place” measures have been enacted in many countries, leading to a steep fall in economic output. Goldman Sachs estimates that the U.S. economy shrank by 9% during the first quarter, and they expect a shocking

Quarterly Report • Q1 2020

34% contraction as the pandemic hopefully peaks during the second quarter. It was a sudden, vicious end to the longest-running bull market in history, as the S&P 500 dropped by a precipitous 33.8% in less than a month.

Governments and central banks around the world are acting with a sense of urgency by passing stimulus packages, cutting interest rates and supporting credit markets to ease the burden on individuals and companies. China’s quarantines have worked and its economy is starting to recover, while new cases in hard-hit Italy seem to have peaked. Stocks rebounded by 15.5% to end the quarter, as investors saw the light at the end of the tunnel and began to look forward to the eventual recovery. We aren’t public health experts, and we don’t know when the contagion will end or how quickly the economy will recover. But we believe the economic damage could be severe, and it may take a while until people feel comfortable returning to life as we knew it only a few months ago.

Since the first quarter’s sell-off was indiscriminate, we moved quickly to take advantage of eight exciting investment opportunities in great businesses whose stocks had fallen.

The first new holding is Agilent Technologies, a manufacturer of analytical instruments and diagnostic tools. Agilent has the #1 or #2 market share in large and growing markets such as gas/liquid chromatography and mass spectrometry. Approximately 60% of revenue is recurring, and the company has been a consistent market share gainer in its industry. Agilent will benefit as regulatory requirements and consumer expectations around testing in areas like pharmaceuticals and food continue to grow.

Our next new holding is semiconductor-equipment manufacturer KLA Corporation. KLA’s expertise in process control generates industry-leading margins, and the company’s moat is widening as chips get smaller and defects become harder to find. Another new holding is Western Digital, a large customer of KLA. Western Digital provides data infrastructure, including hard disk drives and NAND flash semiconductors. The amount of data being created, stored and analyzed is increasing exponentially, and Western Digital’s products enable the world’s digital transformation.

C.H. Robinson is the largest domestic truck broker. Robinson earns the spread between what it receives from shippers and pays truckers, and its business model shines during market dislocations. In the current environment, a sharp drop in freight could lead to margin expansion as the decline in truck prices will likely be greater than the contract rates Robinson has charged shippers. When the economy reopens and freight surges, Robinson’s volumes and margins should expand as shippers pay up for rush shipments.

As we mentioned earlier, we invested in IDEXX Laboratories, and we’re pleased that it has already resulted in a nice gain for our fund.

Our next three new investments we believe are great businesses that are being impacted directly by COVID-19. We believe that their share price declines have overstated the risk to their businesses, that they have the financial flexibility to endure the economic shutdown, and that each should emerge from this crisis even stronger than before.

Square has built a cohesive financial technology platform for merchants and was one of the country’s fastest-growing companies until the coronavirus forced many merchants to temporarily close. To help its customers, Square has waived software subscription fees and is developing new online sales and delivery offerings. When the economy reopens, we believe Square’s market share gains will accelerate and its stock should lead the charge higher. We’re also enthusiastic about the potential for Cash App, Square’s consumer finance phone app that is growing revenue at an amazing 100% clip.

Burlington Stores is an off-price retailer offering designer brands at 30%-60% below department and specialty store prices. Burlington is the smallest and fastest-growing of the three major U.S. off-price retailers. The off-price channel currently has ~10% market share of total U.S. apparel and consistently gains share due to its incredible value proposition. Burlington’s stores are closed right now, but when they re-open we expect the economic deterioration could lead to more market share gains and faster sales growth as consumers seek out bargain purchases.

O’Reilly Automotive has a best-in-class distribution network and parts availability, which enables the company to consistently gain market share within the automotive aftermarket industry. An increasing number

Quarterly Report • Q1 2020

of vehicles are entering the aftermarket sweet spot, which is when the average annual repair cost is at its highest. While the coronavirus is temporarily resulting in fewer miles driven, O’Reilly’s growth should accelerate as people return to work.

To make room for these new purchases we sold 11 stocks, all of which were either slow growing and/or had significant debt. If these companies weren’t generating strong growth during an economic expansion, our research concluded that they would fare worse during a downturn. We’ve also placed an even greater focus on debt, as interest expense will eat up a higher percentage of lower profits during a downturn, while refinancing any debt coming due could be punitive in the current market environment.

We hope you’ve seen the exciting news that the Parnassus Fund will soon become the Parnassus Mid Cap Growth Fund. Beginning May 1, the Fund will focus on fast-growing mid-sized companies. We believe that mid cap growth is an advantaged segment of the stock market, as these companies are large enough to have institutionalized processes with experienced management teams and access to capital, but small and nimble enough that they have a long runway to grow and can innovate quickly. In our view, these companies are the winners of tomorrow. Not surprisingly, the Russell Mid Cap Growth Index has outperformed the S&P 500 in nine of the past ten years.

Parnassus’s investment framework and robust research team we believe make us well-suited to identify potential winners of tomorrow. We’ve already been following many of these stocks for years. In an environment of high economic uncertainty, volatile capital markets and near 0% interest rates, we believe that long-term winners with clean balance sheets are best positioned to outperform.

It’s an honor to manage the Parnassus Fund, our firm’s original fund. We want to thank Jerry for launching one of the first ESG funds in the country, for sharing his wisdom and experience, and for providing us with the opportunity to serve as stewards of the namesake fund. We’re thrilled about the Fund’s next chapter as we focus on mid cap growth stocks, and we hope you are too. Thank you for your confidence and investment in the Fund.

Yours truly,

Robert J. Klaber

Portfolio Manager

Ian E. Sexsmith

Portfolio Manager

Quarterly Report • Q1 2020

Parnassus Core Equity Report

Ticker: Investor Shares – PRBLX

Ticker: Institutional Shares – PRILX

As of March 31, 2020, the net asset value (“NAV”) of the Parnassus Core Equity Fund – Investor Shares was $38.98. After taking dividends into account, the total return for the first quarter was a loss of 16.91%. This compares to a loss of 19.60% for the S&P 500 Index (“S&P 500”) and a decline of 24.50% for the Lipper Equity Income Funds Average, which represents the average return of the equity income funds followed by Lipper (“Lipper average”).

Below is a table that summarizes the performances of the Parnassus Core Equity Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods. We are pleased to report that the Fund outperformed the Lipper average for all periods.

Parnassus Core Equity Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2020

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Core Equity Fund – Investor Shares	-4.17	6.58	6.94	10.26	0.86	0.86

Parnassus Core Equity Fund – Institutional Shares	-3.91	6.83	7.17	10.49	0.63	0.63

S&P 500 Index	-6.98	5.10	6.73	10.53	NA	NA

Lipper Equity Income Funds Average	-15.10	-0.87	2.22	7.25	NA	NA

The average annual total return for the Parnassus Core Equity Fund – Institutional Shares from commencement (April 28, 2006) was 9.30%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2020, Parnassus Investments has contractually agreed to limit total operating expenses to 0.86% of net assets for the Parnassus Core Equity Fund – Investor Shares and to 0.63% of net assets for the Parnassus Core Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2021, and may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

We are writing this report while under a “shelter-in-place” order that is unprecedented in modern times. First and foremost, our hearts go out to those on the front lines of this human tragedy. Our team has a deep concern for the health and well-being of our loved ones, family, friends and everyone impacted around the globe. Our children are being homeschooled, businesses are closed and the rhythm of normal life has been significantly disrupted.

All of us on the Parnassus investment team are working remotely during this time, and we are fully connected via Zoom meetings, phone calls, Slack instant messages and emails. We’re pleased to report that our team has transitioned seamlessly to this new environment. Parnassus’s 35-year history of delivering “Principles and Performance” is rooted in our process, temperament and teamwork. Nothing has changed in this regard.

What has changed is that, due to the catastrophic COVID-19 pandemic, the S&P 500 had its biggest first quarter loss in over 80 years. While the Parnassus Core Equity Fund – Investor Shares loss of 16.91% was substantial, we’re pleased that it provided downside protection by outperforming the S&P 500 by 269 basis points. (One basis point is 1/100th of one percent.) over the quarter. Overall, stock selection added 190 basis points to our relative performance, while sector allocation was modestly positive. Strong stock selection in the industrials and information technology sectors had the biggest impact.

Moving to individual stocks, the Fund’s three worst performers trimmed the NAV by at least 120 basis points each. Foodservice distributor Sysco reduced the Fund’s return by 157 basis points as the stock’s total

Quarterly Report • Q1 2020

return to our average selling price was 40.4%.* Despite food distribution being a historically stable business, Sysco’s restaurant, hotel, travel and educational institution customers are disproportionally impacted by the COVID-19 pandemic. It is unclear exactly when and how business will return in these key end markets, so we exited our position.

Disney, the iconic media conglomerate, reduced the Fund’s return by 148 basis points as the stock fell 33.2%. At the beginning of the quarter, Disney reported strong results and delivered one of the most successful launches in history with Disney+. Despite this success, the company announced an unexpected CEO transition and is grappling with an unprecedented pandemic that has caused widespread theater and theme park closures. The uncertainty around the duration and impact of these closures on a large portion of Disney’s earnings drove the decision to reduce our position size. However, we still find Disney’s unique assets and long-term potential attractive and will continue to monitor the situation closely.

VF Corporation, the global apparel company with key brands such as The North Face, Vans and Timberland, reduced the Fund’s return by 148 basis points, as its total return was negative 45.3%. The closure of the company’s global retail fleet and other retail partners’ store closures will reduce the company’s revenue and margins. As a precautionary measure, management drew down its revolving credit facility to strengthen the company’s cash position. We decided to hold our shares of VF Corporation, as we think the drop in share price more than compensates for the deterioration in near-term business prospects.

The biggest positive contributor to the Fund’s performance during the quarter was newcomer Amazon, the leading ecommerce and cloud computing company. We will elaborate on our Amazon purchase decision in the Outlook and Strategy section. Amazon contributed 36 basis points to the Fund’s return as the stock rose 9.2% from our average purchase price. We bought shares of Amazon in March, when the stock was briefly down more than 20% from its February peak. The stock has since climbed as Amazon’s ecommerce business has proved to be an essential service during the COVID-19 pandemic.

* For this report, we will quote total return to the portfolio, which includes price change and dividends.

Parnassus Core Equity Fund

as of March 31, 2020

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

NVIDIA, the leader in accelerated computing, added 33 basis points to the Fund’s return as the stock appreciated 12.1%. The NVIDIA team delivered excellent results with impressive growth in its data center business and strong forward guidance despite COVID-19 headwinds.

Quarterly Report • Q1 2020

Clorox, the maker of bleach, wipes and other consumer products, contributed 21 basis points to the Fund’s return as its stock posted a 13.6% total return. The company noted a surge in demand for its cleaning and disinfecting products, which represent about a quarter of its portfolio.

Outlook and Strategy

Clearly, we are in unprecedented times. During the quarter, the S&P 500 plunged 33.9% from its all-time high on February 19 to its low on March 23. Tragically, the White House has predicted that 100,000 to 240,000 Americans may die from COVID-19. The virus has created a demand, supply and financial shock to the global economy, and virus mitigation measures are taking a significant economic toll, with lower spending, lower demand and many layoffs. There seems to be little doubt now that the U.S. economy is headed for a deep contraction. The good news is that monetary and fiscal policymakers are working together to address the economic disruptions by passing economic stimulus packages, cutting interest rates and supporting credit markets. This massive monetary and fiscal response, which could exceed $10 trillion, has been coordinated with similar actions by other major countries and trading blocs. These actions helped the stock market recover 15.5% from the March 23 low by quarter-end.

It’s important to note that the S&P 500’s gain of 30.9% in 2019 was driven almost entirely by P/E multiple expansion, and companies in the index now face a deep earnings crater. While the first quarter was very challenging for stock prices, as of March 31, 2020, the S&P 500 has still returned more than 5% since the start of 2019. In contrast, the current economic outlook seems much worse than it did 15 months ago, so we believe it’s quite possible that the stock market could hit new lows before a recovery takes hold. Furthermore, we expect that, the longer this global health crisis continues, the more challenging it will be to reverse the economic fallout.

We are seeing new long-term investment opportunities emerge amid the equity market selloff, but we remain prudent and disciplined with our investment process. Unlike index funds, we seek to avoid unattractive risks and identify long-term investment opportunities. So, not surprisingly, the Fund experienced higher turnover than normal during the first quarter. We sold seven stocks and initiated five new positions over the first quarter.

The Fund took advantage of the selloff and bought Amazon, the largest e-commerce retailer and cloud computing provider. We believe we are still in the early innings in the growth of e-commerce as well as the transition to the cloud, and the current crisis demonstrates that Amazon’s services are becoming increasingly essential to the global economy. We are well aware of Amazon’s ongoing ESG concerns, but recently we’ve seen signs of improvement. Amazon issued its first sustainability report in 2019, including concrete environmental goals. Amazon also led its peers in raising its minimum wage to $15 in 2018, and during the current pandemic, management further raised wages and overtime pay and guaranteed sick pay. We believe there is still substantial room for improvement on ESG issues, particularly around employee and product safety, and we look forward to engaging with Amazon on these topics.

In conjunction with the purchase of Amazon, the Fund sold Starbucks. We believe it may take a long time for Starbucks to return to “business as usual.” We remain underweight the consumer discretionary sector due to our concerns about cyclicality and competition.

The Fund remains underweight the health care sector. We sold our investment in drug store chain CVS Health due to its persistently weak organic growth and high leverage. We also exited our investment in medical diagnostics company Hologic due to persistently weak growth and a track record of poor acquisitions. We reinvested this capital into medical technology company Becton Dickinson. Becton is the market leader in its categories, and 85% of its revenue is recurring. We believe Becton will continue to be the market leader given its investment in R&D and focus on connected products and artificial intelligence.

We initiated two positions in the information technology sector and sold one holding, ending the quarter slightly underweight the sector. The Fund exited Trimble, a provider of precision technology and positioning solutions to industrial end markets. While the company has a large and unpenetrated addressable market, it recently went through a leadership transition, which increases its risk. We initiated a position in semiconductor equipment provider Applied Materials. Applied Materials is among the best-positioned companies in the world to provide the increasingly complex tools required to build advanced computer chips. We also bought Adobe, the provider of software

Quarterly Report • Q1 2020

solutions that enable the world to create, publish and manage compelling content experiences. The economy continues to digitize, and Adobe owns the increasingly relevant interface between digital media and the customer experience.

We increased our overweight position in industrials by adding Southwest Airlines, an industry stalwart. Southwest has survived prior crises and emerged stronger, and we think that this time will be no different. The company should have enough liquidity, with $5 billion in cash as of February, to withstand the current demand shock. As the largest domestic carrier in the U.S., we feel Southwest should benefit significantly once domestic air travel demand eventually recovers.

The Fund remains overweight the consumer staples sector, despite the sale of Sysco as mentioned earlier. The Fund also remains overweight the communication services sector, as we used some of the capital from our Disney position to essentially double our Google investment. Despite the near-term impact from COVID-19, we are drawn to the resilience of the company’s internet search business and the $120 billion of cash on hand.

We’re now essentially equal weight the materials sector, after having sold performance coatings company PPG. PPG’s outlook has deteriorated due to weak growth in its manufacturing end markets. In the real estate sector, we exited Public Storage. We sold this defensive investment as more attractive opportunities emerged in other sectors. Despite this sale, we remain slightly overweight the REIT industry.

The Fund remains underweight the financial sector. This sector faces major challenges from low interest rates and elevated risks of debt defaults. Earnings will be pressured, but fortunately the financial sector seems better capitalized than in the 2008 financial crisis. Finally, the Fund has zero exposure to energy due to our fossil free mandate and has no utility holdings, as those stocks seem expensive and offer limited growth.

We acknowledge that these are unprecedented times and deeply appreciate your trust and confidence. While the months ahead offer high uncertainty, we continue to feel that the Fund’s time-tested approach of owning great, innovative and ethical American companies is a rewarding long-term endeavor.

Sincerely,

Todd C. Ahlsten

Lead Portfolio Manager

Benjamin E. Allen

Portfolio Manager

Quarterly Report • Q1 2020

Parnassus Endeavor Fund

Ticker: Investor Shares – PARWX

Ticker: Institutional Shares – PFPWX

As of March 31, 2020, the net asset value (“NAV”) of the Parnassus Endeavor Fund — Investor Shares was $28.62, so the total return for the quarter was a loss of 25.04%. This compares to a loss of 19.60% for the S&P 500 Index (“S&P 500”) and a loss of 22.22% for the Lipper Multi-Cap Core Funds Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”).

There are several reasons we underperformed this quarter. First, we have a lot of technology stocks in the portfolio, and we believe they tend to be more sensitive to economic trends and international exposure. They are very cheap right now, and we believe they should snap back sharply once we emerge from this difficult period.

Our airline stock, Alaska Air Group, and our retail-related stocks (Hanebrands and Alliance Data) also dropped much more than the market. In our view, they should also make a strong comeback once we make a recovery.

Parnassus Endeavor Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2020

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Endeavor Fund – Investor Shares	-15.63	-0.18	4.75	10.17	0.97	0.95

Parnassus Endeavor Fund – Institutional Shares	-15.43	0.05	4.98	10.29	0.71	0.71

S&P 500 Index	-6.98	5.10	6.73	10.53	NA	NA

Lipper Multi-Cap Core Funds Average	-11.88	1.49	3.12	8.00	NA	NA

The average annual total return for the Parnassus Endeavor Fund – Institutional Shares from commencement (April 30, 2015) was 4.93%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2020, Parnassus Investments has contractually agreed to limit total operating expenses to 0.95% of net assets for the Parnassus Endeavor Fund – Investor Shares and to 0.71% of net assets for the Parnassus Endeavor Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2021, and may be continued indefinitely by the Adviser on a year-to-year basis.

To the left is a table showing the returns for the Parnassus Endeavor Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods. Although we beat the S&P 500 last year, the sharp move down in the current quarter combined with our weak performance in 2018, makes our three-year returns below the S&P 500 and the Lipper average. We’re ahead of the Lipper average for the five- and ten-year periods.

As I look at the prices of the stocks in our portfolio, I’m amazed at their market valuations. In my 35 years at Parnassus, I’ve rarely seen such a disconnect between market price and intrinsic value. In just the current quarter, the drop in the S&P 500 has wiped out the entire gain since June 30, 2017. In just the last two months, from February 1 through March 31, the S&P has dropped 27.2%. On an annualized basis, that’s the equivalent of a drop of 97.8% or almost a complete destruction of the value of all the companies in the S&P 500, which means most of the economic value of the United States.

Clearly, the stock market plunge is not a reasonable indicator of economic value. During March, the S&P plunged by 9.51% on the 12th, soared by 9.21% on March 13, cratered by 11.98% on March 16, then shot up by 9.38% on March 24. These moves are completely irrational. Investors have hit the panic button, selling everything one day because of fear, then buying everything the next day based on hope. Right now, the valuations make no sense. The only rational move in the current situation is to hang on to your stocks or if you have idle cash, buy after a big move down. It may

Quarterly Report • Q1 2020

take a year or more, but at some point, sanity will return to the stock market.

Company Analysis

Clothing retailer The Gap hurt us the most during the quarter, slashing 316 basis points from the Fund’s return. (One basis point is 1/100th of one percent, so 316 basis points is 3.16%.) During the quarter, its stock fell an astonishing 59.7% from $17.68 to $7.04.* Prior to the coronavirus outbreak, Gap made steady progress on its turnaround, cancelling the spin-off of Old Navy, appointing Sonia Syngal as the new chief executive and slowing the decline in comparable store sales. However, shares plummeted when the pandemic forced the temporary closure of all its stores in North America. The stock fell further after management cut the company’s cash dividend and suspended share repurchases to strengthen the company’s balance sheet.

At some point after the pandemic is over and the stores are open again, the stock should make a strong comeback.

Alaska Air Group cut 279 basis points off the Fund’s return, as the stock dove 57.7% from $67.75 to $28.47. Alaska is the fifth-largest airline in the country by miles flown with its legacy routes primarily on the West Coast in addition to some cross-country routes acquired after the acquisition of Virgin America. The company has a strong balance sheet, a cost-efficient fleet and shareholder-oriented management. Nevertheless, the stock hit the skids as the coronavirus outbreak engulfed the U.S., resulting in collapsing demand for air travel. Management has cut flights, suspended stock buybacks and the dividend and suspended salaries for top executives and the board in an effort to conserve cash during the crisis. The shares are now beset by panic-selling, but we believe passenger demand will return in the long run. In the meantime, the government is allocating $50 billion in assistance to the airline industry. This should be enough to get the airlines through the crisis, but if not, the government would certainly step in again to save the U.S. airline industry.

Private-label credit card issuer Alliance Data cut 263 basis points from the Fund’s return, as the stock fell 69.8% from $112.20 to $33.65. Alliance’s retail partners have been hit hard by the sharp drop in retailing,

* For this report, we will quote total return to the portfolio, which includes price change and dividends.

Parnassus Endeavor Fund

as of March 31, 2020

(percentage of net assets)

** For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

because of the coronavirus, so the company’s revenue for operating retailers’ credit card programs will drop substantially. Meanwhile, the recent jump in unemployment could lead to rising credit losses. We’ve

Quarterly Report • Q1 2020

decided to hold onto the stock, because we believe the company has the capital to withstand the economic turbulence, and we expect the company should emerge stronger when the economy recovers, because of steps taken by new CEO Ralph Andretta.

Applied Materials cut 224 basis points from the Fund’s return, as its stock dropped 25% from $61.04 to $45.82. The company is one of the two main suppliers of equipment used in manufacturing semiconductors. Applied has had strong growth because of the increasing manufacturing complexity and the demand for more chips. Demand should keep increasing for years, given the strong growth in high-data applications and smart devices. The stock price has sunk due to concerns around possible disruption of the supply chain and lower customer spending. We view this weakness as temporary, and we’re confident of Applied’s future growth.

Hanesbrands, a leading manufacturer of undergarments and athletic apparel, sliced 203 basis points from the Fund’s return, as the stock fell 46.4% from $14.85 to $7.87. The company is facing multiple disruptions as it navigates retail store closures, mall traffic collapse, spending cutbacks and inventory decline. Given the uncertainty, the company drew down its revolving credit facility to increase its cash position. It also withdrew its first-quarter and full-year earnings guidance given the economic uncertainty. Separately, the chief executive, Gerald Evans, announced his retirement at the end of fiscal year 2020, after almost four decades with the company and four years as CEO.

Micron Technology cut 172 basis points from the Fund’s return, as its stock fell 21.8% from $53.78 to $42.06. The company makes dynamic random-access memory chips (DRAM) and other types of memory chips used in personal computers, smartphones and data servers. While Micron had pretty good quarterly results, the stock dropped, because of concerns that the coronavirus will disrupt both its supply chain and consumer demand. We believe the disruption will be temporary, and Micron should survive the global pandemic because of its strong balance sheet and the strong demand for the quality memory chips it supplies.

Gilead Sciences was our best performer during the quarter, adding 36 basis points to the Fund’s return, as its stock jumped from $64.98 to $74.76 for a total return of 16.2%. The company had a very strong quarter, due to early data that suggest that their drug, Remdesivir, might be an effective therapy for COVID-19. Gilead released positive pre-clinical results; data from human trials are expected in April. Given the urgent need, the company is already working to ramp up production for a possible quick approval from the FDA. In addition, sales of their HIV medicine continues to generate strong cash flow.

Outlook and Strategy

(This section was written by Jerome L. Dodson.)

Casting about for an idea to fill this section, I thought about how the stock market foreshadows and precedes actual events. One idea that came to mind was when the stock market dropped 23% over eight days in May of 1940, when Hitler invaded France, then dropped again 3% on one day and 3% the next day after the Japanese attacked Pearl Harbor. These drops are easy to understand. What’s not so easy to understand, though, is that the Dow started to rise on May 7, 1942 and continued moving higher when the outlook was terrible and Japan appeared to be winning the war. A month later, the Battle of Midway took place from June 4 to 7, which ended up being one of the most stunning and decisive blows in the history of naval warfare. The Americans sank all four Japanese aircraft carriers as well as a cruiser. The U.S. lost one carrier, the Yorktown, and one destroyer, Hammann, but two carriers survived, as did seven heavy cruisers and 15 destroyers.

I decided that it was an interesting phenomenon that the stock market climb foreshadowed an American victory, but I didn’t want to read too much into it. At that point, I began thinking about the Great Recession of 2008 to 2009, and how it had taken such a toll on our country, lasting until July of 2009. The stock market, though, began climbing on March 9 of 2009, four months before the end of the recession.

As these events were floating through my mind, I happened to read an article in the March 26, 2020 issue of Forbes magazine by John Jennings, president and chief strategist of The St. Louis Trust Company. He argues that the economy is not a good predictor of future stock prices, but rather stock prices are a predictor of future GDP. He presents data showing that there is little correlation between GDP and the S&P 500 in the same year. Quite often, the S&P 500 will soar while the economy is still in a recession. He concludes

Quarterly Report • Q1 2020

the article by saying that right now, we don’t know if the stock market has hit bottom, and we won’t know when it hits the bottom. The next bull market will probably start when the financial news is still dire.

In March, I started adding to my account at the Parnassus Endeavor Fund, which I do any time there is a big move down in the market. I have never been able to invest at the absolute bottom, but I add to my account as the market moves lower. At the time, it’s nerve-racking when I put money into the Fund and it promptly moves lower, since I have no idea where the bottom is. The process requires that I steel myself against doubt and keep investing. It’s only after the market starts moving higher that I can relax. Of course, by that time, it may be too late to invest, so you have to

start the process when there’s still a lot of uncertainty. Over the years, I’m amazed at how well I’ve done following this sometimes painful process.

Yours truly,

Jerome L. Dodson

Lead Portfolio Manager

Billy Hwan

Portfolio Manager

Quarterly Report • Q1 2020

Parnassus Mid Cap Fund

Ticker: Investor Shares – PARMX

Ticker: Institutional Shares – PFPMX

As of March 31, 2020, the net asset value (“NAV”) of the Parnassus Mid Cap Fund - Investor Shares was $27.23, resulting in a loss of 23.58% for the first quarter. This compares to a loss of 27.07% for the Russell Midcap Index (“Russell”) and a loss of 28.97% for the Lipper Mid-Cap Core Funds Average, which represents the average return of the mid-cap core funds followed by Lipper (“Lipper average”).

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods. The Fund has outperformed both benchmarks for all listed periods as well as for the period since we began managing the strategy on October 2, 2008.

Parnassus Mid Cap Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2020

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Fund – Investor Shares	-15.21	0.33	3.75	9.13	1.01	0.99

Parnassus Mid Cap Fund – Institutional Shares	-15.00	0.56	3.99	9.26	0.75	0.75

Russell Midcap Index	-18.31	-0.81	1.85	8.77	NA	NA

Lipper Mid-Cap Core Funds Average	-20.98	-4.31	-0.91	6.25	NA	NA

* For this report, we will quote total return to the portfolio, which includes price change and dividends.

The average annual total return for the Parnassus Mid Cap Fund – Institutional Shares from commencement (April 30, 2015) was 4.30%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies. The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2020, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.75% of net assets for the Parnassus Mid Cap Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2021, and may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

Domestic stocks posted their worst quarterly performance since the depths of the 2008 financial crisis. Major indices tumbled as the coronavirus spread around the globe, non-essential businesses and services shut down, unemployment surged and economies contracted. Amid the downdraft, equity markets experienced a slight reprieve in late March after the Federal Reserve and Congress passed sizeable fiscal stimulus packages. However this wasn’t enough to prevent significant losses for our benchmarks and the Parnassus Mid Cap Fund. The silver lining is that the Fund went down less than its benchmarks, beating the Russell Midcap Index by 349 basis points and our Lipper peers by 539 basis points. (One basis point is 1/100th of one percent.)

From an allocation perspective, the Fund benefited from having underweight positions in the energy, consumer discretionary and financial sectors, because these were the worst-performing sectors in the Russell. The Fund’s overweight allocations in the consumer staples and health care sectors also helped performance, as these sectors went down significantly less than the Russell overall. None of the Fund’s sector allocations had a material negative effect on performance.

Our weakest-performing stock during the quarter was US Foods. The stock subtracted 300 basis points from the Fund’s return, as its total return from our average cost was negative 60.1%.* The company is at the epicenter of the pandemic’s impact on the U.S. economy, with the majority of USFD’s normally stable restaurant, hotel and educational customers closed for an indefinite amount of time. The magnitude of this demand crater is unprecedented for the foodservice

Quarterly Report • Q1 2020

industry. Coming into this pandemic, US Foods’s leverage was elevated due to the recent acquisition of SGA Food Group, and the company made an ill-timed acquisition of Smart Foodservice last month, adding unnecessary leverage and liquidity risks. Due to the demand shock and limited financial flexibility, we exited most of our position because the downside is too great.

Howard Hughes Corporation, the real estate operator and developer, subtracted 133 basis points from the Fund’s return, as its total return from our average cost was 61.4%. The company’s property exposure in the oil-and-gas driven Houston market, retail and hospitality assets, high leverage and significant ownership of non-earning and illiquid assets drove the stock’s underperformance. Despite our continued belief in the long-term potential of the company’s assets, we exited our position in favor of other opportunities.

First Horizon National, a Tennessee-based regional bank, cut 129 basis points from the Fund’s return, as the stock’s total return was negative 50.5%. The stock fell as investors worried that the economic shutdown caused by COVID-19 will disproportionally impact banks by increasing credit losses and decreasing net interest revenue. First Horizon’s recent ill-timed acquisition of Louisiana-based IberiaBank also increases the bank’s complexity. We’re holding onto our position because we believe that CEO Bryan Jordan will navigate the integration during the recession, while their dominant market position in Tennessee and fixed-income trading unit should partially shelter the bank.

Shifting to our winners, our strongest performer was Cable One, a leading operator of cable and broadband services serving rural customers in the United States. The stock added 27 basis points to the Fund’s return, as its total return was 17.5% from our average cost. Although the company delivered solid earnings, the stock pulled back in early March during the steep market sell-off related to the spread of the coronavirus. We believed the pullback was overdone and initiated a position in the stock. We’re excited about the company’s long-term growth prospects as it benefits from new subscriber growth, a robust offering of broadband services and margin expansion opportunities.

Parnassus Mid Cap Fund

as of March 31, 2020

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Americold Realty Trust, one of the largest providers of temperature-controlled warehouses in the world, contributed 27 basis points to the Fund’s return, as its total return was negative 2.3%. The stock’s positive

Quarterly Report • Q1 2020

contribution resulted from our opportunistic buying. Despite some execution challenges that previously pressured share performance, the company reported strong underlying organic results. In these unsteady times, investors are appreciating the essential nature of Americold’s infrastructure, and its consistent food consumption-related demand.

Digital Realty Trust, the leading global provider of data center solutions, had a strong start to the year with a total return of 17.0%, contributing 24 basis points to the Fund’s return. The company is well positioned in the current environment with five-year average contracts and more than half of its rent coming from investment-grade customers. Management continues to see healthy data center demand with some orders even being pulled forward as companies increasingly move workloads into the cloud.

Strategy and Outlook

We are in unchartered waters. Until January, few people had heard of COVID-19. Yet as of this writing, nearly all of America is under some degree of quarantine to slow the pandemic’s spread. Non-essential businesses have mostly closed. We’re hopeful for a quick recovery, but the difficult-to-predict pace will depend upon the severity and duration of the coronavirus disease and effectiveness of containment and treatment measures. The economy certainly faces great challenges, but we believe markets will eventually rebound.

We seek to own well-capitalized, responsible companies with attractive secular growth opportunities, competitive advantages, disciplined management teams and asymmetric risk-reward. With this bottom-up process as a backdrop, we used the recent market volatility to increase capital deployed in our highest-conviction ideas, reduce capital deployed in lower-conviction stocks and initiate positions in high-quality companies across multiple sectors.

Our largest concentration of stocks at the quarter’s end was in information technology. Our focus here is on leaders with sustainable organic growth, innovation, talent development and retention, and profitability. We added four new technology holdings during the quarter: Nuance Communications, Autodesk, KLA and Maxim Integrated. Nuance is a leading provider of voice recognition and artificial intelligence software used by medical professionals and enterprise customers and is focused on growing its cloud-based subscription business. Autodesk, which has over 90% recurring revenue supported by its subscription model, has a multi-year runway for growth as architects, contractors and designers use its software to create more efficient products. KLA, a leading provider of mission-critical inspection tools used for quality control and defect detection by semiconductor manufacturers, and Maxim, a leading producer of power management and battery analog chips used to power automobiles, electronics, and medical devices, are both well positioned to benefit from increasing chip complexity and greater silicon content in applications. To make room for the new positions, we exited ACI Worldwide due to concerns about its slowing growth, recent management transition and relatively high leverage.

We remain overweight in the industrials sector. While many companies in this segment are highly cyclical and capital intensive, over half of our industrials holdings are less-cyclical business service companies with highly recurring business models and strong balance sheets. We exited our position in Fortive Corporation and added Roper Technologies, which we felt was better positioned to endure a downturn due to its strong balance sheet and diversified business model with increasingly relevant application software. We also bought global express shipping leader FedEx Corporation. Prior to the recent sell-off, the stock was weak due to the trade war with China and the loss of its Amazon express shipping contract. We took advantage of the weakness to establish a position, as we expect the company to benefit from a significant increase in e-commerce-related US parcel shipments in the coming years. Finally, we added C.H. Robinson, a leading truck brokerage player with the scale and investment to support further share gains and long-term earnings growth.

The Fund continues to own more health care investments than the Russell. As the market dropped, we boosted our position in Cerner Corporation, which provides mission-critical medical records and analytics technologies for health care professionals. We also bought Agilent Technologies, which provides leading diagnostic tools for pharmaceutical drug development and food testing. Agilent is an exceptional operator with strong free cash flow generation, a healthy balance sheet and a robust new-product pipeline.

We are slightly overweight the real estate sector. We added SBA Communications, one of the three largest

Quarterly Report • Q1 2020

wireless communication infrastructure players in the United States. SBA has a highly predictable revenue stream and is a direct beneficiary from increasing mobile data. As discussed in the previous section, we exited Howard Hughes.

Our financial sector exposure remains well below the Russell’s. Stock market weakness is hurting asset managers, high unemployment will penalize consumer credit companies and banks face earnings pressure from compressing net interest margins and elevated risks of debt defaults. We have very little portfolio exposure to asset management and own no consumer credit stocks and few banks. In the bank subsector, we own First Horizon and First Republic, as both are good operators with high-quality consumer credit portfolios, conservative capitalization and strong market share in healthy regions.

We have limited consumer discretionary exposure. Despite the Russell’s large weighting, there are few companies in this sector that meet our investment criteria. The market’s recent volatility created an opportunity for us to initiate a position in O’Reilly Automotive, which is the largest specialty retailer of auto parts in the United States. We like the management team’s disciplined approach to generating high returns on capital and conservative balance sheet. At the same time, we sold our position in Hanesbrands. The company has some attractive assets, including its Champion brand, but we lost patience with the company’s lengthy turnaround plan and excessive executive turnover.

The Fund is now underweight the consumer staples sector, a big shift from our large overweight just a quarter ago. We held onto positions in Clorox and McCormick Foods, which sell in-demand everyday household and food products, but we sold the majority of our large position in food distributor US Foods. We discussed this sale in the previous section.

We continue to be underweight the utilities sector given our valuation concerns. We initiated a position in Portland General Electric, a vertically integrated electric utility serving Oregon. With investments in renewables and infrastructure technology, Portland is positioned to benefit as regulators in Oregon push for greater electrification of power and transportation. We exited our position in Northwest Natural. Northwest is rightfully building out its water utility segment, but we are concerned that its core natural gas utility will face increasing headwinds from Oregon’s growing aversion to natural gas. With Northwest trading at a premium to Portland, we decided to make the swap.

In the materials sector, we sold our position in Axalta for competitor PPG. Axalta has lagged its peers due to its greater cyclical exposure to automotive end markets. The company has also been the subject of takeover speculation for months, so the stock was no longer undervalued. PPG has similarly suffered from weak auto market demand, but its coatings business also serves many other end markets. Weak guidance early in the year and the recent general market sell-off gave us an opportunity to buy this multi-year earnings compounder with attractive free cash generation.

Finally, the Fund is underweight the communications services segment. Complementing our position in Shaw Communications, a leading wireless and cable operator in western Canada, we added Cable One during the quarter. We discussed this buy in the previous section.

It’s painful to suffer such a steep quarterly loss, even if the Fund outperformed its benchmarks. On the bright side, the Fund, over the one-, three-, five- and ten-year periods and since we began managing the strategy over 11 years ago has comfortably outperformed both the Russell and its Lipper peers. The Fund has achieved this outperformance while maintaining a lower level of risk than the Russell benchmark. Now more than ever, we are laser-focused on our time-tested investment process. We are confident that this strategy will continue to offer outperformance relative to our benchmarks over full market cycles.

Thank you for your trust and investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny

Lead Portfolio Manager

Lori A. Keith

Portfolio Manager

Quarterly Report • Q1 2020

Parnassus Fixed Income Fund

Ticker: Investor Shares – PRFIX

Ticker: Institutional Shares – PFPLX

As of March 31, 2020, the net asset value (“NAV”) of the Parnassus Fixed Income Fund – Investor Shares was $17.54, producing a gain for the quarter of 3.35% (including dividends). This compares to a gain of 3.15% for the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a gain of 0.43% for the Lipper Core Bond Funds Average, which represents the average return of the funds followed by Lipper that invest at least 85% of assets in domestic investment-grade bonds (“Lipper average”).

Parnassus Fixed Income Fund

	Average Annual Total Returns (%)

	for period ended March 31, 2020

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fixed Income Fund – Investor Shares	8.73	4.56	3.26	3.31	0.87	0.68

Parnassus Fixed Income Fund – Institutional Shares	8.90	4.77	3.47	3.41	0.49	0.45

Bloomberg Barclays U.S. Aggregate Bond Index	8.93	4.82	3.35	3.88	NA	NA

Lipper Core Bond Funds Average	5.79	3.61	2.60	3.57	NA	NA

The average annual total return for the Parnassus Fixed Income Fund – Institutional Shares from commencement (April 30, 2015) was 3.58%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999 3505. As described in the Fund’s current prospectus dated May 1, 2020, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.45% of net assets for the Parnassus Fixed Income Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2021, and may be continued indefinitely by the Adviser on a year-to-year basis.

To the left is a table comparing the performance of the Parnassus Fixed Income Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For March 31, the 30-day subsidized SEC yield was 0.95%, and the unsubsidized SEC yield was 0.95%.

First Quarter Review

The beginning of 2020 has been unprecedented and tragic as the novel coronavirus sickens millions globally and shutters economies. In a very turbulent quarter, we are pleased that the Parnassus Fixed Income Fund outperformed the Barclays Aggregate Index. The Fund gained 3.35% in the quarter, ahead of the Index’s gain of 3.15% and substantially ahead the Lipper average’s gain of 0.43%.

Relative to the Index, most of the Fund’s outperformance was attributable to its Treasury portfolio. Our Treasury portfolio averaged 47.90% of the Fund’s total across the quarter versus 40.18% for the Index, making it the largest asset class within the Fund. It also had the longest duration, at 7.09 years, and was slightly long duration relative to the Index. As a result, our Treasury portfolio gained 9.15% and added 4.27% to the total return, well ahead of the Index’s return of 8.20% and contribution of 3.21%. All of the Fund’s top-performing securities were Treasury bonds.

As you may recall from our 2019 Annual Report, we began the year conservatively positioned. We anticipated that slowing manufacturing activity and productivity gains would lead to slower economic growth and, therefore, lower interest rates. As a result, at the beginning of the year, we had a 10 point overweight position in Treasury bonds and our duration was long by 0.8 years (7.24 years versus 6.40 years). Massive,

Quarterly Report • Q1 2020

unpredictable events like pandemics are not part of our analysis, but the Fund benefitted from this position all the same. However, as term rates fell to ranges well below the lows we saw in the Financial Crisis, we removed this long duration position. Rates are likely to stay low for the foreseeable future, but they simply have less room to fall further. Our Treasury portfolio finished the quarter with a duration of 7.09 years as compared to the Index at 6.89 years.

Our corporate bond portfolio fell 2.24% in the quarter and removed 0.87% from the total return. The corporate portfolio also outperformed relative to the Index, as the Index constituents lost 3.71%. We avoided energy bonds, which drastically underperformed due to a collapse in oil prices, as well as bonds issued by over-levered companies. Over the past 18 months, we made a special effort to avoid companies with too much debt and especially those at risk for a downgrade to high yield (that is, junk status). This served us well in the quarter and resulted in positive security selection of 34 basis points. (One basis point is 1/100th of one percent.) However, our overweight allocation to corporate bonds, the worst-performing asset class this quarter, overwhelmed this gain. Our corporate bond portfolio removed 87 basis points from the total return, in-line with the Index’s negative attribution of 88 basis points. Over the long-term, our overweight position in corporate bonds should benefit the Fund as corporate bonds earn a higher yield than Treasuries.

Despite the stress in the corporate bond market, some of our corporate bond holdings were still positive on the quarter. Our top performing bond issued by Comcast has a 4.25% coupon and matures on October 15, 2030. This bond gained 2.66% and added 9 basis points to the total return.* We had been watching this Comcast bond for several months but felt that the spread was too tight. The market collapse in March provided us with an opportunity to purchase these bonds at a very attractive spread and we were happy to add them to the portfolio. As a reminder, many of our corporate bonds are issued by companies also owned in our Parnassus equity funds, which allows us to leverage the firmwide analyst and ESG teams. Our addition of Comcast, a name held in the Parnassus Core Equity Fund, exemplifies that relationship.

* For this report, we will quote total return to the portfolio, which includes price change and dividends.

Parnassus Fixed Income Fund

as of March 31, 2020

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Bonds issued by Microsoft with a 4.25% coupon maturing February 6, 2047 gained 5.84% and added 7 basis points to the total return. Microsoft is one of the few AAA-rated corporate credits in the world and so benefitted from its superb balance sheet and the sustainability of its cashflows. We own a second Microsoft bond, with a 2.4% coupon maturing August 8, 2026, and this bond also gained 5.49% and added 3 basis points to the total return.

In a similar vein, our Alphabet bonds gained 6.60% and added 7 basis points to the total return. These bonds, with a 2.0% coupon maturing August 15, 2026, also benefitted from Alphabet’s excellent credit rating. These bonds saw less spread widening than Treasury yield collapse, so the overall price continued to rise as other corporate bonds lost value.

Our worst-performing bonds were issued by Nordstrom, have a 4.0% coupon and a March 15, 2027 maturity. These bonds lost 19.84% in the quarter and removed 25 basis points from the total return. Investors were concerned about the company’s revenues, profitability and cash flows as a result of nationwide

Quarterly Report • Q1 2020

shutdowns to control the spread of COVID-19. While Nordstrom has an excellent online presence at both its full-line stores and Nordstrom Rack off-price line, the enormous economic upheaval caused by the virus will dramatically reduce sales. We believe the company is making the right moves to not only preserve liquidity but also to ensure that, when the time comes, it can quickly reopen stores.

Bonds issued by FedEx Corp lost 7.84% and removed 13 basis points from the total return. As economic activity across the globe cratered in the first quarter, demand for FedEx’s services shrank and expectations for profitability followed. We see two counterpoints to these concerns and so continue to hold the bonds. First, we expect that online shopping will continue to grow both through the crisis and afterwards, meaning more packages will need to be delivered. Second, passenger jets typically carry a significant percentage of air freight but with passenger air traffic down 90% in many places, commercial carriers cannot transport those goods. When economic activity resumes and supply chains need to be repaired, FedEx will benefit. These bonds had an attractive yield of 5% at quarter end and I expect them to perform well over the long term.

Bonds issued by both Cadence Design Systems and Masco Corp each removed 11 basis points from the total return. Masco, the parent company of home improvement brands such as Behr Paint and Delta Faucets, saw its 4.45% coupon bond maturing April 1, 2025 fall by 7.25%. The bonds were penalized because investors believed that consumers will be less inclined to update their homes. However, these business lines performed well during the Financial Crisis and we expect the same to happen this time. Their products are affordable and do-it-yourself in nature, which makes them especially appealing as consumers spend so much time at home. Finally, Cadence Designs bonds fell by 6.06%. Cadence makes software systems for semiconductor manufacturing and while it fell in the quarter on demand and supply chain concern, we expect a good recovery.

Outlook and Strategy

The novel coronavirus has so many impacts to us all and we all feel the effects on a personal, national and global level. The loss of life is a tragedy of epic proportions. The loss of jobs, businesses and economic security will be felt for a long time to come.

While it’s far too early to determine the ultimate impact of COVID-19 on our country, it’s clear that there will be a substantial economic contraction in the second quarter of this year. Some estimates call for up to a 30% reduction in gross domestic product (GDP) and unemployment rates upwards of 10%.

We are pleased to see monetary and fiscal policymakers moving quickly to address the various symptoms of the economic correction. Chair Jay Powell and the Federal Reserve have been especially proactive. The Federal Reserve introduced new programs almost daily through mid-March to alleviate stress from the credit markets, with the goal of preventing a financial crisis. The Federal Reserve has already applied more tools to this crisis than it did to the Great Financial Crisis, and we expect it to continue to support the markets. One novel program has been to purchase corporate credit in both the primary and secondary markets. This smooths the way for companies to refinance upcoming maturities as well as access public markets for more cash. The steep drop in revenues with persistent fixed costs from rent, salaries and maintenance means that companies have an incredible need for cash today.

However, the fact that the Federal Reserve is becoming an incremental buyer in the credit markets means that the range of outcomes for solid investment grade companies has narrowed, in our opinion. We purchased corporate bonds as spreads widened from under 100 basis points to over 330 basis points in March. We initiated positions in Comcast, as discussed above, as well as in Verizon and Cisco Systems. We believe these are high-quality companies that should continue to be investment grade, have persistent demand and good cash balances, so we took advantage of the market’s indiscriminate sell-off to boost the Fund’s yield.

We also added positions in companies with more stress, but that we expect to survive. Short-dated bonds maturing in November of 2020 issued by Southwest Airlines were trading with a yield above 7%. We believe Southwest will come through the crisis in good shape, given its healthy cash position, ability to scale expenses and excellent management team. As a result, we think these bonds are a good deal for our investors.

With these additions, our corporate exposure moved up slightly to 44.74% of assets under management,

Quarterly Report • Q1 2020

compared to 24.08% for the Index. At the end of the quarter, our Corporate bond portfolio had a yield of 3.29%. While this is slightly lower than the Index at 3.43%, our duration is much shorter at 6.49 years versus 7.86 years.

We funded some of these purchases with sales of bonds from issuers like Disney, Hilton and Starbucks, as well as from cash. We believe the next few weeks and months will be painful and difficult for us all, as the full impact of the virus is felt across our communities and economy. It’s uncertain how long policies like “shelter in place” will last, but we have targeted levels which we expect corporate bonds will provide good, long-term returns to investors. For that reason, we continue to be vigilant in looking for opportunities to provide investors with more corporate exposure and, therefore, yield.

We hope that you and yours remain safe and healthy during this crisis. And, as always, thank you for your investment in the Parnassus Fixed Income Fund.

Samantha D. Palm

Portfolio Manager

Quarterly Report • Q1 2020

Responsible Investing Notes

COVID-19, also known as the coronavirus, dominated the world’s attention and sent shockwaves through the global economy in the first quarter of 2020. The virus’ ability to remain dormant for unusually long periods of time, as well as the speed at which it can turn deadly, caught global healthcare officials off guard.

Then, on March 11, the World Health Organization declared COVID-19 a pandemic, forcing governments around the world to take the spread of the virus much more seriously. The United States was unprepared, and was forced to play catch up as the virus rapidly spread. The inadequate supply of test kits, personal protective equipment, hospital beds, ventilators and other medical necessities to protect health care workers, treat critically ill patients and prevent hospitals from being overwhelmed continues to hamper efforts to stop the spread and minimize the casualties in the U.S. and elsewhere.

In March, governors, mayors and county officials began implementing social distancing and shelter-in-place orders for non-essential employees to help slow the spread of the virus. The resulting business closures and slowdowns brought a grinding halt to economic activity. In other words, people stopped going to concerts and sporting events, family vacations were canceled, restaurants closed their doors, non-essential business trips were postponed and various other normal day-to-day activities ceased to occur. To help with the ensuing stress on businesses and skyrocketing unemployment, the United States Congress passed a staggering $2 trillion stimulus bill with bi-partisan support. Learning from their mistakes during the Financial Crisis, Congress earmarked $500 billion to directly help workers and consumers.

Corporate America did not stand idly by. Several of the companies held by the Parnassus Funds immediately took steps to ease the burden of the pandemic for their customers, workers and/or external stakeholders, such as health care workers.

•	Apple Inc. announced it would provide ten million protective facemasks to organizations in need in the U.S. and across Europe.

•

Comcast opened up its vast network of Wi-Fi hotspots, allowing anyone with a device to connect for free. The company also temporarily lifted data caps, pledged $500 million for employees affected by the pandemic and offered its Internet Essentials package to low-income families for free.

•	Hilton partnered with Albertsons, CVS, Amazon and Walgreens to connect workers from temporarily closed hotels with other short-term jobs.

•	Bank of America committed $250 million toward community development financial institutions through the federal government’s Paycheck Protection Program to help pay employees through the crisis.

•	Waste Management and McCormick committed to paying their employees in full regardless if they were able to come into work or asked to self-isolate.

•

Starbucks’ response was especially strong. The company committed to paying its employees for a 30-day period (even if they chose to stay home), offered hazard pay, maintained mental health and sick pay benefits for non-working employees and kept cafes, which are frequented by first responders, open in addition to offering first responders free coffees.

Apple, Comcast, Hilton, Bank of America, Waste Management, McCormick and Starbucks are just some of the early movers that have responded in positive ways to the COVID-19 pandemic. However, not every company will be able to respond in such a positive way and there will be some very tough decisions made in the coming months. While we understand the future economic environment looks grim for many companies, we do want to recognize those that are doing what they can to retain employees and support their workforce during this pandemic. We believe companies that take care of their employees will, in turn, have their employees take care of them.

The next several months will be a difficult time for many of our colleagues, neighbors, families and friends, but at some point the COVID-19 pandemic will subside. Families will again be able to go to the park; friends will be able to attend concerts together; and employees will be able to go back to work. My hope is that this happens sooner than expected. In the meantime, be safe and follow your local, state and federal health officials’ instructions. If you have the means, donate to your local food bank, shelter or favorite charitable organization. I’m certain that they will appreciate your generosity.

Thank you for your investment in the Parnassus Funds. It is a privilege to have you as an investor.

Sincerely,

Iyassu Essayas

Director of ESG Research

Quarterly Report • Q1 2020

Parnassus Fund

Portfolio of Investments as of March 31, 2020 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Microsoft Corp.	336,267	53,032,668	6.9%
Mondelez International Inc., Class A	706,205	35,366,746	4.6%
NVIDIA Corp.	131,873	34,761,723	4.5%
FedEx Corp.	274,457	33,280,656	4.3%
T-Mobile US Inc.	342,834	28,763,773	3.8%
Cerner Corp.	434,565	27,373,249	3.6%
KLA Corporation	188,831	27,142,568	3.6%
Illumina Inc.	96,119	26,252,021	3.4%
Thomson Reuters Corp.	365,841	24,825,970	3.2%
The Progressive Corp.	333,990	24,661,822	3.2%
Nike Inc., Class B	288,257	23,850,384	3.1%
Novartis AG (ADR)	287,322	23,689,699	3.1%
Alphabet Inc., Class A	20,322	23,613,148	3.1%
Agilent Technologies Inc.	326,840	23,408,281	3.1%
Trimble Inc.	717,561	22,839,967	3.0%
CME Group Inc.	129,566	22,403,257	2.9%
Autodesk Inc.	141,835	22,140,444	2.9%
Adobe Inc.	66,219	21,073,535	2.8%
Motorola Solutions Inc.	147,481	19,603,175	2.6%
Old Dominion Freight Lines Inc.	148,537	19,496,967	2.6%
Cadence Design Systems Inc.	291,143	19,227,084	2.5%
Morningstar Inc.	161,312	18,752,520	2.5%
Square Inc.	338,588	17,735,239	2.3%
IDEXX Laboratories Inc.	72,901	17,659,538	2.3%
Burlington Stores Inc.	104,781	16,603,597	2.2%
Dentsply Sirona Inc.	425,437	16,519,719	2.2%
C.H. Robinson Worldwide Inc.	248,032	16,419,718	2.1%
Linde plc	89,890	15,550,970	2.0%
Guidewire Software Inc.	190,170	15,082,383	2.0%
O'Reilly Automotive Inc.	49,622	14,938,703	2.0%
VF Corp.	268,067	14,497,063	1.9%
Starbucks Corp.	201,086	13,219,394	1.7%
PPG Industries Inc.	133,379	11,150,484	1.5%
Western Digital Corp.	191,554	7,972,477	1.0%

Total investment in equities		752,908,942	98.5%

Total short-term securities		1,213,594	0.2%

Other assets and liabilities		10,379,841	1.3%

Total net assets		764,502,377	100.0%

Net asset value as of March 31, 2020
Investor shares		$40.54
Institutional shares		$40.53

Quarterly Report • Q1 2020

Parnassus Core Equity Fund

Portfolio of Investments as of March 31, 2020 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Microsoft Corp.	6,687,981	1,054,761,483	6.9%
Comcast Corp., Class A	18,894,554	649,594,766	4.3%
Alphabet Inc., Class A	524,081	608,955,917	4.0%
Danaher Corp.	4,346,150	601,550,621	4.0%
CME Group Inc.	3,350,930	579,409,305	3.8%
Verizon Communications Inc.	10,600,349	569,556,752	3.8%
Amazon.com Inc.	291,663	568,661,184	3.8%
Costco Wholesale Corp.	1,977,545	563,857,406	3.7%
Mastercard Inc., Class A	2,086,752	504,075,813	3.3%
Becton Dickinson and Company	2,176,163	500,016,973	3.3%
Verisk Analytics Inc.	3,573,873	498,126,419	3.3%
Linde plc	2,785,817	481,946,341	3.2%
NVIDIA Corp.	1,739,403	458,506,631	3.0%
Deere & Co.	3,272,173	452,083,422	3.0%
FedEx Corp.	3,595,783	436,024,647	2.9%
Mondelez International Inc., Class A	8,591,542	430,264,423	2.8%
Waste Management Inc.	4,551,076	421,247,595	2.8%
Cadence Design Systems Inc.	6,251,344	412,838,758	2.7%
Bank of America Corp.	18,481,466	392,361,523	2.6%
VF Corp.	6,710,232	362,889,347	2.4%
Applied Materials Inc.	7,461,857	341,902,288	2.3%
Synopsys Inc.	2,647,431	340,962,638	2.3%
Digital Realty Trust Inc.	2,323,321	322,732,520	2.1%
Cerner Corp.	5,076,065	319,741,334	2.1%
Cisco Systems Inc.	7,920,928	311,371,680	2.1%
Charles Schwab Corp.	9,152,609	307,710,715	2.0%
The Clorox Company	1,766,488	306,044,046	2.0%
American Express Co.	3,440,913	294,576,562	1.9%
Xylem Inc.	3,938,366	256,505,778	1.7%
The Procter & Gamble Co.	2,273,613	250,097,430	1.7%
Gilead Sciences Inc.	3,132,905	234,215,978	1.5%
Pentair plc	6,253,311	186,098,535	1.2%
Southwest Airlines Co.	4,691,093	167,049,822	1.1%
The Walt Disney Co.	1,684,292	162,702,607	1.1%
Adobe Inc.	488,032	155,311,304	1.0%
Apple Inc.	604,378	153,687,282	1.0%
Iron Mountain Inc.	5,307,077	126,308,433	0.8%
AvalonBay Communities Inc.	830,678	122,250,881	0.8%

Total investment in equities		14,905,999,159	98.3%

Total short-term securities		109,606,685	0.7%

Other assets and liabilities		142,393,508	1.0%

Total net assets		15,157,999,352	100.0%

Net asset value as of March 31, 2020
Investor shares		$38.98
Institutional shares		$39.05

Quarterly Report • Q1 2020

Parnassus Endeavor Fund

Portfolio of Investments as of March 31, 2020 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Micron Technology Inc.	6,400,000	269,184,000	10.4%
Applied Materials Inc.	5,300,000	242,846,000	9.4%
Charles Schwab Corp.	4,950,000	166,419,000	6.4%
Cisco Systems Inc.	4,200,000	165,102,000	6.4%
FedEx Corp.	1,200,000	145,512,000	5.6%
Lam Research Corp.	500,000	120,000,000	4.6%
Agilent Technologies Inc.	1,500,000	107,430,000	4.1%
VF Corp.	1,900,000	102,752,000	4.0%
Cummins Inc.	750,000	101,490,000	3.9%
Expeditors International of Washington Inc.	1,500,000	100,080,000	3.9%
The Progressive Corp.	1,300,000	95,992,000	3.7%
International Business Machine Corp.	800,000	88,744,000	3.4%
W.W. Grainger Inc.	350,000	86,975,000	3.3%
Hanesbrands Inc.	10,500,000	82,635,000	3.2%
Alaska Air Group Inc.	2,900,000	82,563,000	3.2%
The Gap Inc.	10,500,000	73,920,000	2.8%
American Express Co.	800,000	68,488,000	2.6%
Apple Inc.	260,000	66,115,400	2.5%
Mastercard Inc., Class A	270,000	65,221,200	2.5%
Bank of America Corp.	3,000,000	63,690,000	2.5%
Perrigo Co. plc	1,160,000	55,784,400	2.1%
Gilead Sciences Inc.	700,000	52,332,000	2.0%
Capital One Financial Corp.	1,000,000	50,420,000	1.9%
Alliance Data Systems Corp.	1,372,500	46,184,625	1.8%
Alphabet Inc., Class A	33,000	38,344,350	1.5%
QUALCOMM Inc.	350,000	23,677,500	0.9%
Hologic Inc.	250,000	8,775,000	0.3%

Total investment in equities		2,570,676,475	98.9%

Total short-term securities		27,490,250	1.1%

Other assets and liabilities		660,505	0.0%

Total net assets		2,598,827,230	100.0%

Net asset value as of March 31, 2020
Investor shares		$28.62
Institutional shares		$28.65

Quarterly Report • Q1 2020

Parnassus Mid Cap Fund

Portfolio of Investments as of March 31, 2020 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets
Jack Henry & Associates Inc.	995,399	154,525,741	3.8%
Republic Services Inc.	2,017,399	151,425,969	3.7%
Cerner Corp.	2,387,334	150,378,169	3.7%
Teleflex Inc.	468,897	137,321,175	3.4%
Motorola Solutions Inc.	1,014,905	134,901,173	3.3%
Xylem Inc.	2,052,578	133,684,405	3.3%
Americold Realty Trust	3,796,865	129,245,285	3.2%
Verisk Analytics Inc.	879,207	122,543,872	3.0%
Hologic Inc.	3,460,743	121,472,079	3.0%
Digital Realty Trust Inc.	871,237	121,023,532	3.0%
Nuance Communications Inc.	6,887,717	115,575,891	2.9%
Burlington Stores Inc.	729,290	115,563,293	2.9%
IDACORP Inc.	1,200,862	105,423,675	2.6%
Synopsys Inc.	814,665	104,920,705	2.6%
Roper Technologies Inc.	332,539	103,688,986	2.6%
Cadence Design Systems Inc.	1,543,021	101,901,107	2.5%
Trimble Inc.	3,187,704	101,464,618	2.5%
C.H. Robinson Worldwide Inc.	1,416,272	93,757,206	2.3%
The Clorox Company	527,166	91,331,510	2.3%
McCormick & Co.	602,232	85,041,181	2.1%
Dentsply Sirona Inc.	2,173,119	84,382,211	2.1%
Portland General Electric Company	1,666,357	79,885,155	2.0%
VF Corp.	1,469,328	79,461,258	2.0%
Shaw Communications Inc., Class B	4,900,590	79,389,558	2.0%
KLA Corporation	549,315	78,958,538	2.0%
Maxim Integrated Products Inc.	1,612,083	78,363,355	1.9%
Autodesk Inc.	501,377	78,264,950	1.9%
Pentair plc	2,622,192	78,036,434	1.9%
O'Reilly Automotive Inc.	254,588	76,643,717	1.9%
PPG Industries Inc.	902,699	75,465,636	1.9%
First Republic Bank	910,037	74,877,844	1.8%
FedEx Corp.	612,466	74,267,627	1.8%
Agilent Technologies Inc.	978,831	70,103,876	1.7%
Cable One Inc.	42,166	69,321,326	1.7%
SBA Communications Corp.	217,700	58,772,469	1.5%
Guidewire Software Inc.	721,271	57,204,003	1.4%
MDU Resources Group Inc.	2,609,603	56,106,465	1.4%
First Horizon National Corp.	6,480,601	52,233,644	1.3%
Public Storage	247,215	49,099,371	1.2%
AvalonBay Communities Inc.	332,701	48,963,606	1.2%
First American Financial Corp.	1,106,058	46,907,920	1.2%
SEI Investments Co.	924,702	42,850,691	1.1%
Expeditors International of Washington Inc.	593,572	39,603,124	1.0%
ACI Worldwide Inc.	911,835	22,020,815	0.5%
US Foods Holding Corp.	424,218	7,512,901	0.2%

Total investment in equities		3,933,886,066	97.3%

Total short-term securities		157,682,911	3.9%

Other assets and liabilities		(46,373,104)	(1.2%)

Total net assets		4,045,195,873	100.0%

Net asset value as of March 31, 2020
Investor shares		$27.23
Institutional shares		$27.29

Quarterly Report • Q1 2020

Parnassus Fixed Income Fund

Portfolio of Investments as of March 31, 2020 (unaudited)

Preferred Stocks	Interest Rate	Maturity Date	Shares	Market Value ($)	Percent of Net Assets
Public Storage	5.15%	06/02/2022	111,127	2,700,386	1.0%
Bank of America Corp.	5.00%	09/17/2024	111,847	2,626,168	1.0%
Digital Realty Trust Inc.	5.20%	10/10/2024	59,000	1,359,950	0.5%

Total investment in preferred stocks				6,686,504	2.5%

Commercial Mortgage-Backed Securities			Principal Amount ($)
UBS-Barclays Mortgage Trust Series 2012-C2, Class A3	3.06%	05/10/2063	422,091	424,189	0.2%
JP Morgan Mortgage Trust Series 2011-C4, Class A4	4.39%	07/15/2046	308,296	312,920	0.1%

Total investment in commercial mortgage-backed securities				737,109	0.3%

Corporate Bonds
Comcast Corp.	4.25%	10/15/2030	4,500,000	5,237,460	2.0%
Danaher Corp.	3.35%	09/15/2025	4,000,000	4,178,440	1.6%
Masco Corp.	4.45%	04/01/2025	4,000,000	3,980,496	1.5%
FedEx Corp.	4.75%	11/15/2045	4,000,000	3,833,068	1.5%
Autodesk Inc.	4.38%	06/15/2025	3,500,000	3,742,406	1.4%
Praxair Inc.	3.20%	01/30/2026	3,477,000	3,679,653	1.4%
APTIV plc	4.25%	01/15/2026	3,500,000	3,564,085	1.4%
Fortive Corp.	3.15%	06/15/2026	3,500,000	3,506,563	1.3%
Cadence Design Systems Inc.	4.38%	10/15/2024	3,500,000	3,470,946	1.3%
Verizon Communications Inc.	4.02%	12/03/2029	3,000,000	3,369,312	1.3%
Microsoft Corp.	4.25%	02/06/2047	2,500,000	3,221,578	1.2%
Costco Wholesale Corp.	3.00%	05/18/2027	3,000,000	3,181,428	1.2%
Xylem Inc.	3.25%	11/01/2026	3,000,000	3,174,957	1.2%
Mastercard Inc.	3.38%	04/01/2024	3,000,000	3,163,542	1.2%
Mondelez International Inc.	4.13%	05/07/2028	3,000,000	3,149,766	1.2%
Ball Corporation	4.88%	03/15/2026	3,000,000	3,120,000	1.2%
Charles Schwab Corp.	3.45%	02/13/2026	3,000,000	3,107,688	1.2%
Southwest Airlines Co.	2.65%	11/05/2020	3,000,000	2,967,000	1.1%
Pentair Finance SA	3.15%	09/15/2022	3,050,000	2,917,429	1.1%
Merck & Co. Inc.	3.40%	03/07/2029	2,500,000	2,723,395	1.1%
The Clorox Company	3.50%	12/15/2024	2,500,000	2,704,905	1.0%
Adobe Inc.	3.25%	02/01/2025	2,500,000	2,700,105	1.0%
Burlington Northern Santa Fe Corp.	3.85%	09/01/2023	2,500,000	2,664,565	1.0%
Alphabet Inc.	2.00%	08/15/2026	2,500,000	2,639,418	1.0%
Waste Management Inc.	3.15%	11/15/2027	2,500,000	2,580,372	1.0%
Sealed Air Corp.	5.25%	04/01/2023	2,500,000	2,550,000	1.0%
Starbucks Corp.	2.45%	06/15/2026	2,500,000	2,488,817	1.0%
Hologic Inc.	4.38%	10/15/2025	2,500,000	2,475,725	0.9%
Nordstrom Inc.	4.00%	03/15/2027	3,000,000	2,472,534	0.9%
Regency Centers LP	3.75%	06/15/2024	2,000,000	2,095,362	0.8%
Apple Inc.	2.85%	02/23/2023	2,000,000	2,086,696	0.8%
Hanesbrands Inc.	4.63%	05/15/2024	2,000,000	1,980,000	0.8%
Iron Mountain Inc.	5.25%	03/15/2028	2,000,000	1,975,600	0.8%
Apple Inc.	4.38%	05/13/2045	1,500,000	1,906,973	0.7%

Quarterly Report • Q1 2020

Parnassus Fixed Income Fund

Portfolio of Investments as of March 31, 2020 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
Microsoft Corp.	2.40%	08/08/2026	1,500,000	1,592,381	0.6%
Waste Management Inc.	3.50%	05/15/2024	1,500,000	1,558,126	0.6%
Hilton Worldwide Finance LLC	4.88%	04/01/2027	1,500,000	1,425,000	0.5%
Cisco Systems Inc.	2.50%	09/20/2026	1,000,000	1,042,363	0.4%
The Walt Disney Co.	2.95%	06/15/2027	1,000,000	1,026,279	0.4%
Southwest Air 07-1 Trust	6.15%	08/01/2022	684,583	703,937	0.3%

Total investment in corporate bonds				109,958,370	41.9%

Supranational Bonds
International Finance Corp.	2.00%	10/24/2022	5,000,000	5,185,355	2.0%
International Bank for Reconstruction & Development	3.13%	11/20/2025	4,000,000	4,516,140	1.7%
International Finance Corp.	2.13%	04/07/2026	4,000,000	4,289,440	1.6%

Total investment in supranational bonds				13,990,935	5.3%

U.S. Government Treasury Bonds
U.S. Treasury	2.75%	02/15/2028	5,000,000	5,828,905	2.2%
U.S. Treasury	1.88%	07/31/2026	4,000,000	4,336,876	1.7%
U.S. Treasury	1.50%	02/15/2030	4,000,000	4,306,720	1.6%
U.S. Treasury	1.38%	02/15/2023	4,000,000	4,126,720	1.6%
U.S. Treasury	2.88%	08/15/2028	3,000,000	3,547,500	1.4%
U.S. Treasury	2.88%	05/15/2028	3,000,000	3,537,189	1.3%
U.S. Treasury	2.38%	05/15/2027	3,000,000	3,384,141	1.3%
U.S. Treasury	2.25%	08/15/2027	3,000,000	3,365,976	1.3%
U.S. Treasury	2.25%	11/15/2025	3,000,000	3,296,718	1.3%
U.S. Treasury	2.00%	11/15/2026	3,000,000	3,285,585	1.3%
U.S. Treasury	2.88%	10/31/2023	3,000,000	3,271,641	1.3%
U.S. Treasury	2.25%	11/15/2024	3,000,000	3,257,577	1.2%
U.S. Treasury	2.38%	02/29/2024	3,000,000	3,238,710	1.2%
U.S. Treasury	2.00%	02/15/2025	3,000,000	3,232,617	1.2%
U.S. Treasury	2.13%	03/31/2024	3,000,000	3,212,694	1.2%
U.S. Treasury	1.75%	07/31/2024	3,000,000	3,180,000	1.2%
U.S. Treasury	2.38%	03/15/2022	3,000,000	3,126,444	1.2%
U.S. Treasury	1.75%	07/15/2022	3,000,000	3,102,774	1.2%
U.S. Treasury	2.25%	03/31/2021	3,000,000	3,063,516	1.2%
U.S. Treasury	3.50%	02/15/2039	2,000,000	2,849,376	1.1%
U.S. Treasury	3.00%	08/15/2048	2,000,000	2,778,126	1.1%
U.S. Treasury	2.88%	05/15/2049	2,000,000	2,728,984	1.0%
U.S. Treasury	3.13%	11/15/2028	2,000,000	2,414,454	0.9%
U.S. Treasury	2.63%	02/15/2029	2,000,000	2,337,656	0.9%
U.S. Treasury	2.38%	05/15/2029	2,000,000	2,300,704	0.9%
U.S. Treasury	2.63%	01/31/2026	2,000,000	2,247,032	0.9%
U.S. Treasury	2.25%	02/15/2027	2,000,000	2,230,390	0.9%
U.S. Treasury	2.25%	03/31/2026	2,000,000	2,207,578	0.8%
U.S. Treasury	1.75%	11/15/2029	2,000,000	2,197,188	0.8%
U.S. Treasury	2.50%	01/31/2024	2,000,000	2,165,546	0.8%
U.S. Treasury	1.63%	11/30/2026	2,000,000	2,142,032	0.8%
U.S. Treasury	2.50%	03/31/2023	2,000,000	2,131,954	0.8%
U.S. Treasury	1.50%	11/30/2024	2,000,000	2,106,016	0.8%

Quarterly Report • Q1 2020

Parnassus Fixed Income Fund

Portfolio of Investments as of March 31, 2020 (unaudited) (continued)

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets
U.S. Treasury	1.25%	08/31/2024	2,000,000	2,078,984	0.8%
U.S. Treasury	1.88%	08/31/2022	2,000,000	2,078,360	0.8%
U.S. Treasury	2.88%	10/31/2020	2,000,000	2,031,796	0.8%
U.S. Treasury	1.88%	06/30/2020	2,000,000	2,008,822	0.8%
U.S. Treasury	2.50%	02/15/2046	1,500,000	1,890,938	0.7%
U.S. Treasury	1.63%	08/15/2029	1,500,000	1,628,028	0.6%
U.S. Treasury	1.38%	01/31/2025	1,500,000	1,571,425	0.6%
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,231,230	1,399,686	0.5%
U.S. Treasury	3.13%	11/15/2041	1,000,000	1,366,172	0.5%
U.S. Treasury	3.00%	05/15/2045	1,000,000	1,362,188	0.5%
U.S. Treasury	2.75%	08/15/2042	1,000,000	1,291,172	0.5%
U.S. Treasury	2.25%	08/15/2049	1,000,000	1,218,242	0.5%
U.S. Treasury	2.00%	02/15/2050	1,000,000	1,158,477	0.4%
U.S. Treasury (TIPS)	0.63%	07/15/2021	1,144,440	1,133,630	0.4%
U.S. Treasury (TIPS)	0.13%	01/15/2022	1,139,630	1,123,848	0.4%
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,087,690	1,109,414	0.4%
U.S. Treasury	3.00%	02/15/2049	500,000	696,621	0.3%

Total investment in U.S. government treasury bonds				125,687,142	47.9%

Total long-term investments				257,060,060	97.9%

Total short-term securities				4,325,522	1.6%

Other assets and liabilities				1,218,509	0.5%

Total net assets				262,604,091	100.0%

Net asset value as of March 31, 2020
Investor shares				$17.54
Institutional shares				$17.53

Quarterly Report • Q1 2020

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Quarterly Report • Q1 2020

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